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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -----------------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 7, 1996
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                               Individual, Inc.
                               ----------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                       0-27734                04-3036959
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(State or Other Jurisdiction           (Commission           (I.R.S. Employer
     of Incorporation)                 File Number)          Identification No.)

8 New England Executive Park W.
Burlington, Massachusetts                                           01803
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(Address of Principal Executive                                  (Zip Code)
Offices)



      Registrant's telephone number, including area code:  (617) 273-6000
                                                           --------------
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Item 5.    Other Events.

        The Board of Directors of Individual, Inc. (the "Company") has terminated the employment of Joseph A. Amram, a founder and former President and Chief Executive Officer of the Company.

        The Company has commenced a search for a new Chief Executive Officer. The Board has established an Office of the President consisting of Janesse T. Bruce, the Company's Senior Vice President and General Manager, Internet and Single-User Services, Bruce D. Glabe, the Company's Executive Vice President, and Robert L. Lentz, the Company's Vice President, Finance and Chief Financial Officer, to manage the Company pending successful completion of the search. The Company has elected William A. Devereaux, a director of the Company since 1989, to serve as Chairman of the Board.


         There can be no assurance that the management changes implemented by the Company, including the termination of Mr. Amram, the establishment of the Office of the President and the search for a new Chief Executive Officer, will not have a material adverse affect on the Company's business, results of operations and financial condition, as well as on perceptions of the Company by current and prospective investors. Ms. Bruce and Mr. Lentz have been with the Company for only a short period of time, having joined the Company in January 1996 and March 1996, respectively. Mr. Glabe has been with the Company since May 1994. There can be no assurance that Ms. Bruce, Mr. Glabe and Mr. Lentz will be able to effectively manage the Company pending the search for a new Chief Executive Officer. In addition, there can be no assurance that the Company will be successful in recruiting a new Chief Executive Officer in a timely fashion, or that a new Chief Executive Officer, if hired, will be able to successfully manage the Company.

  For additional information concerning these management changes, see the
                                                                  ---
Company's press release dated August 7, 1996, a copy of which is attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference thereto.
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Item 7. Financial Statements and Exhibits.


        (c)  Exhibits.
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Exhibit No.     Description
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99.1            Press Release of Individual, Inc. dated August 7, 1996
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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Individual, Inc.
                                             ----------------------------------
                                             (Registrant)


Date: August 8, 1996                         /s/ Robert L. Lentz
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                                             Robert L. Lentz
                                             Vice President, Finance and Chief
                                             Financial Officer
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                                 EXHIBIT INDEX


Exhibit No.                       Description
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99.1           Press Release of Individual, Inc. dated August 7, 1996